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                                                               Exhibit 99.1(b) 8



Consolidated Statement of Income (Unaudited)
NATIONAL DATA CORPORATION

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

(in thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                                              FY99                               FY 00                              FY01
                                           -----------  -------------------------------------------------   -----------------------
                                            Total Year  Qtr 1      Qtr 2     Qtr 3      Qtr 4  Total Year   Qtr 1   Qtr 2    Qtr 3
                                           -----------  -------------------------------------------------   -----------------------
Revenues:
   Information management                   $135,658   $32,410    $35,621   $33,746    $35,359  $137,136   $32,988 $35,005  $37,195
   Network services and systems              135,135    38,749     35,590    37,957     39,848   152,144    47,257  48,428   51,037
   Divested businesses                        68,203    14,561     13,816    14,165     13,851    56,393     5,629     233        -
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------
                                             338,996    85,720     85,027    85,868     89,058   345,673    85,874  83,666   88,232
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------
Operating expenses:
   Cost of service                           179,654    43,878     47,332    44,893     44,898   181,001    43,340  41,662   45,718
   Sales, general and administrative          67,577    17,879     27,620    19,654     20,909    86,062    20,134  18,385   18,653
   Depreciation and amortization              29,661     8,140      8,012     6,990      8,692    31,834     8,213   8,683    8,686
   Non-recurring charges                           -         -     34,393         -          -    34,393         -   2,156        -
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------
                                             276,892    69,897    117,357    71,537     74,499   333,290    71,687  70,886   73,057
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------
Operating income (loss)                       62,104    15,823    (32,330)   14,331     14,559    12,383    14,187  12,780   15,175

EBITDA                                        91,765    23,963     10,075    21,321     23,251    78,610    22,400  23,619   23,861

Other income/(expense)                        (6,383)     (173)       616    (1,639)   (10,525)  (11,721)   (1,942) (1,781)  (1,112)
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------
Income before income taxes                    55,721    15,650    (31,714)   12,692      4,034       662    12,245  10,999   14,063

Income Taxes                                  21,858     6,017    (10,546)    4,882      1,472     1,825     4,714   4,310    5,414
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------
Net Income before Discontinued Operations     33,863     9,633    (21,168)    7,810      2,562    (1,163)    7,531   6,689    8,649
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------

Discontinued Operations                       37,575    (4,696)     5,700    (6,616)   (33,390)  (39,002)    8,649    (326)       -
                                            --------   -------   --------   -------   --------  --------   ------- -------  -------
Net Income                                  $ 71,438   $ 4,937   $(15,468)  $ 1,194   $(30,828) $(40,165)  $16,180  $6,363  $ 8,649
                                            ========   =======   ========   =======   ========  ========   =======  ======  =======

Basic Shares                                  33,725    33,876     33,376    32,920     32,755    33,232    32,778  32,889   32,992
                                            ========   =======   ========   =======   ========  ========   =======  ======  =======

Basic earnings per share                    $   2.12   $  0.15   $  (0.46)  $  0.04   $  (0.94) $  (1.21)  $  0.49  $ 0.19  $  0.26
                                            ========   =======   ========   =======   ========  ========   =======  ======  =======

Diluted Shares                                37,823    35,265     33,376    33,810     32,755    33,232    36,193  34,057   34,348
                                            ========   =======   ========   =======   ========  ========   =======  ======  =======

Diluted earnings per share                  $   2.02   $  0.14   $  (0.46)  $  0.04   $  (0.94) $  (1.21)  $  0.48  $ 0.19  $  0.25
                                            ========   =======   ========   =======   ========  ========   =======  ======  =======



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